SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest eventreported):

                                February 1, 2000

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                                DIGITAL LAVA INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-14831               95-4584080
   (State or other jurisdiction         (Commission          (I.R.S. Employer
 of incorporation or organization)      File Number)         Identification No.)

        13160 Mindanao Way, Suite 350
             Marina del Rey, CA                                 90292
  (Address of Principal Executive Offices)                    (Zip Code)

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                                 (310) 577-0200
              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5. Other Events

     Digital Lava today announced its results for the period ending December 31, 1999 and that it is restating its unaudited financial statements for the second and third quarters of 1999.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated February 1, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DIGITAL LAVA INC.


Date:  February 1, 2000                   By:   /s/ Danny Gampe
                                                --------------------------------
                                                Name:  Danny Gampe
                                                Title: Chief Financial Officer
                                                and Vice President, Finance